Business Combination	6 Months Ended
Jun. 30, 2026
Business Combination [Abstract]
Business Combination

Note 3 - Business Combination

Overview

On January 21, 2026 (the “Acquisition Date” or “Closing Date”), BioStem Technologies, Inc. (“BioStem” or the “Company”) completed the acquisition of a defined set of assets constituting the surgical and wound care business (the “Business”) from BioTissue Holdings Inc. and BioTissue Surgical Inc. (collectively, “BioTissue” or the “Seller”) pursuant to an Asset Purchase Agreement dated January 21, 2026 (the “APA”). The Company has integrated the acquired operations into its existing business to expand its product offerings and commercial presence within both chronic and acute wound care markets, including hospital-based settings.

The Company evaluated the acquisition under ASC 805, Business Combinations, and concluded that the acquired set of assets and activities including acquired rights to products, licensed IP, customer list, and workforce, constitutes a business. Accordingly, the acquisition has been accounted for as a business combination using the acquisition method of accounting.

For the three months ended June 30, 2026, the acquired Business generated $6,712,240 in revenue, net. From the date of the acquisition through June 30, 2026, the acquired Business generated $12,076,119 in revenue, net.

Supplemental Unaudited Pro Forma Information

The following unaudited supplemental pro forma information presents the consolidated results of operations of the Company combined with historical results of the Business acquired subsequent to the start of the three and six month period ended June 30, 2025, on a pro forma basis, as if the acquisition had occurred at the beginning of the most recently completed fiscal year preceding the acquisition:

	Pro Forma (Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue, net	$7,899,249	$13,306,366	$15,521,105	$41,077,983
Net (loss) income	$(8,971,360)	$146,752	$(17,011,432)	$2,978,997

Pro forma information reflects adjustments that are expected to have a continuing impact on the Company’s results of operations and are directly attributable to the acquisition. The unaudited supplemental pro forma information above includes adjustments to reflect direct transaction costs relating to the acquisition and the incremental intangible asset amortization to be incurred based on the preliminary values of each identifiable asset. The unaudited supplemental pro forma financial information has been presented for illustrative purposes only and is not necessarily indicative of results of operations that would have been achieved had the acquisition taken place on the date indicated, or of the Company’s future consolidated statement of operations. The supplemental pro forma information presented above has been derived from the Company’s historical condensed consolidated financial statements and from the historical accounting records of the acquired businesses to which it gives effect.

F-9

Acquisition-Related Costs

During the six months ended June 30, 2026, the company incurred $976,428 in transaction-related costs in connection with the acquisition, including advisory, legal, accounting, and valuation fees which have been expensed as incurred in accordance with ASC 805-10-25-23. The Company did not pay any transaction expenses on behalf of the Seller.

Consideration Transferred

Total consideration transferred was measured at acquisition-date fair value as follows:

Total cash consideration	$15,018,371
Contingent consideration	8,588,000
Total consideration transferred	$23,606,371

Acquired Assets, Liabilities Assumed, and Goodwill

The following table summarizes cash consideration paid for the identifiable assets acquired, liabilities assumed, and goodwill as of the acquisition date:

Prepaid expenses	$18,371
Licensed technology	11,700,000
Trade names and trademarks	1,800,000
Customer-related contracts and relationships	8,800,000
Goodwill	1,288,000
Contingent consideration payable	(8,588,000)
Total net assets acquired	$15,018,371

The identifiable intangible assets acquired consisted of licensed technology, trade names and trademarks, and customer-related contracts and relationships, with estimated useful lives of ten (10) years, fifteen (15) years, and seven (7) years, respectively. The Company engaged an independent third-party valuation specialist to assist in the determination of the fair value of intangible assets acquired. All key estimates, assumptions, and forecasts were either provided by or reviewed by management. While the third-party specialist provided significant input into the valuation, the final conclusions reflect the judgment of management. The fair value measurements of the intangible assets were based primarily on significant unobservable inputs, which represents a Level 3 measurement, and were determined using an income based approach,

The fair values of the licensed technology and trade name and trademarks intangible assets in the table above were determined using the relief-from royalty-method. The relief-from-royalty method applies a royalty rate to projected income to quantify the benefit of owning the intangible asset rather than paying a royalty for use of the asset. The discount rate was determined at the time of measurement based on an analysis of the implied internal rate of return of the transaction, weighted-average cost of capital, and weighted-average return on assets. The economic useful life was determined based on the technology cycle related to each developed technology, as well as the cash-flows over the forecast period.

The fair value of the customer-related contracts and relationships intangible asset was valued using the multi-period excess earnings method. The multi-period excess earnings involves isolating the net earnings attributable to the asset being measured based on the present value of the incremental after-tax cash flows (excess earnings) attributable solely to the intangible asset over its remaining useful life. The economic useful life was determined based on historical customer turnover rates and the useful life of developed technology.

Goodwill of $1,288,000 represents the excess of consideration transferred over the fair value of net identifiable assets acquired. It primarily reflects the expected synergies from integrating the acquired Business with the Company’s existing product portfolio, expanded Group Purchasing Organization (“GPO”) access, and commercial infrastructure Goodwill is not deductible for income tax purposes.

F-10

Pursuant to Section 1.8 of the APA, the Company is obligated to pay the Seller a “Clearance Payment” of up to $10,000,000 upon receipt of Food and Drug Administration (the “FDA”) 510(k) clearance for the Catalyze Product (Clarix Flo and Neox Flo) within 12 months following the Closing Date. The Company evaluated the Clearance Payment and concluded it represents contingent consideration in the business combination (ASC 805-10-55-18; 55-25). This contingent consideration liability was recorded as an other current liability at an acquisition-date fair value of $8,588,000. The acquisition-date fair value of the contingent consideration liability was determined based on a probability- weighted assessment of the likelihood of payment within 12 months following the Closing Date. On June 5, 2026, the FDA 510(k) clearance was obtained. The Company recorded an adjustment to the fair value of the contingent consideration in the amount of $1,412,000, which is recognized in other expenses. As of June 30, 2026, the full amount of the contingent consideration in the amount of $10,000,000 is recorded as a contingent consideration payable on the condensed consolidated balance sheet. See Note 16, Subsequent Events, for additional information.